UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report

March 30, 2006

(Date of earliest event reported)

AMSOUTH BANCORPORATION

(Exact Name of Registrant as Specified in Its Charter)

DELAWARE

(State or Other Jurisdiction of Incorporation)

1-7476	63-0591257
(Commission File Number)	(IRS Employer Identification No.)

AMSOUTH CENTER

1900 FIFTH AVENUE NORTH

BIRMINGHAM, ALABAMA 35203

(Address, including Zip Code, of Principal Executive Offices)

(205) 320-7151

(Registrant’s Telephone Number, Including Area Code)

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On April 4, 2006, AmSouth Bancorporation (“AmSouth”) issued a press release announcing that Beth Mooney, chief financial officer of AmSouth, resigned to accept a position with another financial services firm. AmSouth further announced that Alton E. Yother, controller and principal accounting officer, assumed the additional duties of chief financial officer on an interim basis. Mr. Yother has been AmSouth’s controller and principal accounting officer since 2004. Prior to joining AmSouth, he served as senior financial officer of SouthTrust Corporation.

A copy of the press release issued by AmSouth announcing Mr. Yother’s assumption of the duties of chief financial officer and Ms. Mooney’s departure is attached hereto as Exhibit 99 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

(99) Press Release dated April 4, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

AMSOUTH BANCORPORATION

Date: April 4, 2006	By	/s/ JOHN D. BUCHANAN
	Name:	John D. Buchanan
	Title:	Executive Vice President,
General Counsel and
Corporate Secretary